Exhibit 99.1

PREFERRED STOCK PURCHASE AGREEMENT

THE PREFERRED SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF SUCH SECURITIES DESCRIBED HEREIN.

This Series A Preferred Stock Purchase Agreement (this “Agreement”) is dated as of November 23, 2016 (the “Effective Date”) and is between Tellurian Investments Inc., a Delaware corporation (the “Company”), and GE Oil & Gas, Inc., a Delaware corporation (“Purchaser”).

1. Certain Defined Terms. Certain defined terms are set forth in Section 22.

2. Securities Purchase. Subject to the terms and conditions of this Agreement, Purchaser hereby purchases, and the Company hereby sells and issues to Purchaser, 5,467,851 shares of Series A Preferred Stock of the Company (the “Purchased Shares”) for the aggregate purchase price of $25,000,000. Purchaser understands that the offering and sale of the Purchased Shares is being made by the Company without registration of the Purchased Shares under the Securities Act or any securities law of any state of the United States or of any other jurisdiction, and is being made by the Company in reliance on the representations and warranties made in this Agreement by Purchaser.

3. Payment for Securities; Delivery of Certificate. Contemporaneously with the execution and delivery of this Agreement, (a) payment for the Purchased Shares has been made by Purchaser via wire transfer of immediately available funds and (b) the Company has delivered evidence that the Company has made appropriate book entry notation reflecting the issuance of the Purchased Shares or a certificate representing the Purchased Shares to Purchaser, including, in either case, an appropriate notation or legend referring to the fact that the Purchased Shares were sold in reliance upon an exemption from registration under the Securities Act.

4. Representations, Warranties and Covenants of the Company. As of the date of this Agreement, the Company represents, warrants and, as applicable, covenants to Purchaser that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed, qualified or in good standing in any jurisdiction other than Delaware could not reasonably be expected to materially and adversely affect the Company. The Company and its subsidiaries have the requisite corporate power and authority to own and hold their properties and to carry on their business as now conducted and as proposed to be conducted, to execute, deliver and perform the Transaction Documents to which they are parties, and to issue, sell and deliver the Purchased Shares.

(b) The Company’s execution and delivery of the Transaction Documents and performance of its obligations hereunder and thereunder, the consummation of the transactions contemplated hereby and thereby, issuance, sale and delivery of the Purchased Shares, and application of the proceeds thereof will not (i) result in a violation of the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”), the Company’s Bylaws (as amended, the “Bylaws”) or any other organizational document of the Company or any of its subsidiaries, (ii) result in a violation of any applicable Law, any rule or regulation of any self-regulatory organization or other nongovernmental regulatory authority, or any material order, injunction, judgment or decree of any Governmental Authority, (iii) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company, any of its subsidiaries or any of their respective properties or assets is bound, (iv) result in the creation or imposition of any material Lien upon the Company, any of its subsidiaries or any of their material properties or assets or (v) require any consent, approval, notification, waiver or other similar action from any third party. No provision of the Transaction Documents violates, conflicts with, results in a breach of or constitutes (or, with due notice or lapse of time or both, would constitute) a default by any other party under any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any of its subsidiaries is a party. The issuance and sale of the Purchased Shares does not, and the issuance of Common Stock upon conversion of the Purchased Shares (or the issuance of Magellan Common Stock or Magellan Preferred Stock, as applicable, upon exchange of the Preferred Stock) will not upon any such issuance, contravene NASDAQ rules and regulations.

(c) Section 4(c) of the Company Disclosure Schedule sets forth a true and complete list of each of the Company’s subsidiaries and each such subsidiary’s jurisdiction of incorporation or organization. Each subsidiary of the Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed, qualified or in good standing in any jurisdiction other than its jurisdiction of organization could not reasonably be expected to materially and adversely affect such subsidiary. The Company, directly or indirectly, owns 100% of the equity interests of each subsidiary of the Company, free and clear of all Liens.

(d) True, correct and complete copies of the Charter, the Bylaws and the other organizational documents of the Company and its subsidiaries are attached to Section 4(d) of the Company Disclosure Schedule. All such organizational documents have been, and in the case of the Charter upon consummation of the transactions contemplated hereby will be, duly authorized, executed and delivered by the parties thereto and are, and in the case of the Charter upon consummation of the transactions contemplated hereby will be, valid and legally binding agreements of the Company and its affiliates, enforceable against such Person in accordance with their respective terms except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and general principles of equity.

(e) Subject to the accuracy of Purchaser’s representations and warranties set forth in Section 5, no registration or filing with, or consent or approval of or other action by, any Governmental Authority or any third party is or will be necessary for the Company’s valid execution, delivery and performance of the Transaction Documents, the consummation of the transactions contemplated hereby or thereby or the issuance, sale and delivery of the Purchased Shares, other than those (i) which have previously been obtained or made, (ii) required by the Securities and Exchange Commission in connection with the Company’s obligations under the Registration Rights Agreement entered into in accordance with Section 26 or (iii) required under the state securities or “Blue Sky” Laws, which will be obtained or made, and will be effective within the time periods required by law. Subject to the accuracy of Purchaser’s representations and warranties set forth in Section 5, the issuance, sale and delivery of the Purchased Shares to Purchaser pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the Company’s knowledge, any Person acting on its behalf, has taken nor will take any action hereafter that would cause the loss of such exemption.

(f) All corporate action required to be taken by the Company or any of its shareholders for the authorization, issuance, sale and delivery of the Purchased Shares, the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby shall have been validly taken. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and general principles of equity.

(g) The Company’s authorized capital stock consists of 205,467,851 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”), of which 5,467,851 shares have been designated Series A Preferred Stock, and 200,000,000 shares of Common Stock of the Company, par value $0.001 per share (“Common Stock”). Immediately prior to the execution and delivery of this Agreement, 109,406,000 shares of Common Stock and zero shares of Series A Preferred Stock were issued and outstanding.

(h) All of the outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid, and nonassessable, and have been issued in compliance with all applicable laws, rules and regulations, and are not subject to any preemptive rights. There are no preemptive rights to purchase any securities of the Company or any of its subsidiaries. Except as set forth in Section 4(h) of the Company Disclosure Schedule, there are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of Common Stock or other securities of the Company or any of its subsidiaries. There are no equity interests in the Company that are senior to or pari passu with, in right of distribution or liquidation, the Purchased Shares and, if the Purchased Shares are exchanged for Magellan Preferred Stock, at the time of such exchange there will be no equity interests in Magellan Petroleum that are senior, in right of distribution or liquidation, to such Magellan Preferred Stock and there will be no equity interests in Magellan Petroleum that are pari passu, in right of distribution or liquidation, to such Magellan Preferred Stock except those that would have been permitted by the certificate of designation of such Magellan Preferred Stock if such certificate of designation had been in effect at all times.

(i) The Purchased Shares have been duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable shares of Series A Preferred Stock and will be free and clear of all Liens, other than Liens that were created by Purchaser and restrictions on transfer imposed by this Agreement, the Securities Act and applicable state securities laws. None of issuance, sale or delivery of the Purchased Shares is subject to any preemptive or other purchase right of the Company’s stockholders or to any right of first refusal or other right in favor of any Person. The consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to any of the Company’s outstanding securities. Any Person with any right (other than Purchaser) to purchase securities of the Company, which would be triggered as a result of the transactions contemplated under this Agreement, has waived such rights.

(j) Upon issuance in accordance with this Agreement and the Charter, any shares of Common Stock into which the Purchased Shares are converted (or shares of Magellan Common Stock or Magellan Preferred Stock for which the Purchased Shares are exchanged) will be duly authorized, duly and validly issued, fully paid and nonassessable and will be free and clear of all Liens, other than Liens that were created by Purchaser and restrictions on transfer imposed by this Agreement, the Securities Act and applicable state securities laws.

(k) Except as described in the Charter, there are no restrictions upon the voting or transfer of, any equity interests of the Company. Except for such rights that have been waived, the offering and sale of the Purchased Shares as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any equity interests of the Company. The Company has not granted, will not grant and will cause Magellan Petroleum not to grant (other than as disclosed in Section 4(k) of the Company Disclosure Schedule) any registration rights to any Person that would provide such Person priority over the Purchaser’s rights with respect to any “Piggyback Registration” (as such term or a similar term is defined in the Registration Rights Agreement to be entered into pursuant to Section 26).

(l) Neither the Company nor any of its subsidiaries is, and immediately after the sale of the Purchased Shares hereunder and the application of the net proceeds from such sale none of the Company nor any of its subsidiaries will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(m) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Company, any of its subsidiaries or Purchaser with respect to the sale of any of the Purchased Shares or the consummation of the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of the Company or any of its affiliates.

(n) The Company shall use the net proceeds from Purchaser’s purchase of the Purchased Shares to fund capital expenses and other costs related to the Company’s development, through its wholly owned subsidiaries, Driftwood LNG LLC and Driftwood LNG Pipeline LLC, of an up to 26 million tonnes per annum LNG liquefaction facility and related pipeline in Calcasieu Parish, Louisiana, with estimated construction costs of $450 to $550 per tonne, before owners’ cost, pipeline cost, financing cost, and contingencies, and an expected commercial operation date in 2022 (the “Driftwood LNG Project”), and general corporate purposes.

(o) To the Company’s knowledge, all representations and warranties set forth in the Magellan Merger Agreement are true and correct in all material respects and there has been no breach or default thereof (or with due notice or lapse of time or both, no occurrence that would constitute a breach or default thereof).

(p) Except as set forth in Section 4(p) of the Company Disclosure Schedule, there are no actions, suits, claims, investigations, orders, injunctions or proceedings pending or, to the Company’s knowledge, threatened or contemplated, to which the Company, any of its subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any Governmental Authority, or before or by any self-regulatory organization or other nongovernmental regulatory authority.

(q) The Company and, to the Company’s knowledge, the Company’s directors and officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(r) To the Company’s knowledge, neither the Company nor any of its subsidiaries has since January 1, 2010, directly or indirectly, (i) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any Governmental Authority of any jurisdiction or (ii) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is or would be prohibited under any applicable Anti-Corruption Laws (as defined below) of any relevant jurisdiction covering a similar subject matter as in effect on or prior to the Effective Date applicable to the Company and its subsidiaries and their respective operations, except as would not constitute a material and adverse effect. The Company has instituted and maintained policies and procedures designed to ensure compliance with such Laws.

(s) To the Company’s knowledge and except as would not constitute a material and adverse effect, none of the Company, any of its subsidiaries or any of its affiliates, nor any of their respective directors, officers, employees, agents or other representatives, or anyone acting on behalf of any of the foregoing, is aware of or has taken, since January 1, 2010, any action, directly or indirectly, that would result in a violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or any analogous anticorruption Laws applicable to the Company, any of its subsidiaries or any of its affiliates as applicable (collectively, “Anti-Corruption Laws”), including offering, paying, promising to pay or authorizing the payment of money or anything of value to a foreign governmental official or any other Person while knowing or having a reasonable belief that all or some portion of it would be given to a foreign governmental official and used for the purpose of (i) influencing any act or decision of a foreign governmental official or other Person, including a decision to fail to perform official functions, (ii) inducing any foreign governmental official or other Person to do or omit to do any act in violation of the lawful duty of such official, (iii) securing any improper advantage, or (iv) inducing any foreign governmental official to use influence with any Governmental Authority in order to affect any act or decision of such Governmental Authority, in order to assist the Company, any of its subsidiaries or any of its affiliates in obtaining or retaining business with, or directing business to, any Person, in each case, in violation of any applicable Anti-Corruption Laws.

(t) No proceeding by or before any Governmental Authority involving the Company, any of its subsidiaries or any of its affiliates, or any of their respective directors, officers, employees, or agents, or anyone acting on behalf of the the foregoing, with respect to any applicable Anti-Corruption Laws is pending or, to the Company’s knowledge, threatened. Since January 1, 2010, no civil or criminal penalties have been imposed on the Company, any of its subsidiaries or any of its affiliates with respect to violations of any applicable Anti-Corruption Law, nor have any disclosures been submitted to any Governmental Authority with respect to violations of the Anti-Corruption Laws.

(u) Except as would not constitute a material and adverse effect, the operations of the Company and its subsidiaries are and have been, since January 1, 2010, conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(v) To the Company’s knowledge, there are no material impediments (other than approval by the Company’s shareholders and Magellan Petroleum’s shareholders and resolving all outstanding comments from the SEC with respect to the Registration Statement) to the consummation of the transactions contemplated by the Magellan Merger Agreement. In the Company’s reasonable belief, the outstanding comments from the SEC with respect to the Registration Statement are not material in nature and neither those comments nor the other conditions precedent set forth in the Magellan Merger Agreement (other than the respective shareholder votes) are expected to materially impede or impact the transactions contemplated by the Magellan Merger Agreement.

(w) Purchaser has reviewed the materials set forth on and described in Section 4(w) of the Company Disclosure Schedule (such materials, the “Evaluation Materials”). Purchaser has not been furnished any materials relating to the offering or sale of the Purchased Shares other than the Transaction Documents and the Evaluation Materials, and has relied only on the information contained in the Transaction Documents or contained in or referred to in the Evaluation Materials. To the Company’s knowledge, none of the Evaluation Materials contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

(x) The Company shall use its commercially reasonable efforts to expeditiously consummate the transactions contemplated by the Magellan Merger Agreement.

5. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company that:

(a) Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(b) Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(c) Purchaser is familiar with the business and financial condition and operations of the Company. Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased under this Agreement. Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company and its business, as well as the terms and conditions of the offering of the Purchased Shares, and to obtain additional information necessary to verify any information furnished to Purchaser or to which Purchaser had access.

(d) The Purchased Shares are being acquired for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(e) Purchaser understands that (i) the Purchased Shares and any securities into which the Purchased Shares are convertible, or for which the Purchased Shares are exchangeable (in each case, the “Conversion Shares”), have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Purchased Shares and, upon conversion thereof or exchange therefor, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iii) the Purchased Shares and the Conversion Shares will bear the legend to such effect set forth in Section 6.

(f) Purchaser is aware that the Company has entered into a merger agreement (as amended, the “Magellan Merger Agreement”) with Magellan Petroleum Corporation (“Magellan Petroleum”) pursuant to which the Company and Magellan Petroleum have filed with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which Registration Statement was initially filed on October 3, 2016. Representatives of Purchaser began discussions regarding the potential for the investment represented by this Agreement with representatives of the Company before August 2016; accordingly, Purchaser’s purchase of the Purchased Shares was not solicited by the Registration Statement but rather by a pre-existing relationship with the Company.

(g) Each Transaction Document to which it is a party constitutes Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and general principles of equity. Purchaser has full power and authority to enter into the Transaction Documents to which it is a party.

(h) Purchaser it is not relying on any communication (written or oral) of or on behalf of the Company as investment advice or as a recommendation to purchase the Purchased Shares.

(i) The Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Purchased Shares. In deciding to purchase the Purchased Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Purchased Shares is suitable and appropriate for the undersigned.

6. Legend. Until such time as the Purchased Shares and any Conversion Shares, as applicable, have been sold pursuant to an effective registration statement under the Securities Act, or the Purchased Shares or Conversion Shares, as applicable, are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, any certificate(s) representing the Purchased Shares sold pursuant to this Agreement and any Conversion Shares, as applicable, will be imprinted (and any Purchased Shares issued in book entry form will have a notation in the Company’s stock transfer records) with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In connection with a sale of Purchased Shares or Conversion Shares, as applicable, in reliance on Rule 144 promulgated under the Securities Act, Purchaser or its broker shall deliver to the Company a broker representation letter providing to the Company any information the Company deems necessary to determine that such sale is made in compliance with Rule 144 promulgated under the Securities Act, including, as may be appropriate, a certification that Purchaser is not an affiliate of the Company (as defined in Rule 144 promulgated under the Securities Act) and a certification as to the length of time the applicable equity interests have been held. Upon receipt of such representation letter, the Company shall promptly remove the restrictive legend, and the Company shall bear all costs associated with the removal of such legend. At such time as the Purchased Shares or Conversion Shares have been sold pursuant to an effective registration statement under the Securities Act or have been held by Purchaser for more than one year where Purchaser is not, and has not been in the preceding three months, an affiliate of the Company (as defined in Rule 144 promulgated under the Securities Act), if the restrictive legend is still in place, the Company agrees, upon request of Purchaser, to take all steps necessary to promptly effect the removal of such legend, and the Company shall bear all costs associated with such removal of such legend. The Company shall cooperate with Purchaser to effect the removal of such legend at any time such legend is no longer appropriate.

7. Tax Treatment of Conversion or Exchange. The Company and the Purchaser intend to treat any conversion or exchange of the Purchased Shares as occurring pursuant to a transaction qualifying for nonrecognition of gain or loss pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law. The Company agrees to use commercially reasonable efforts to facilitate such nonrecognition treatment.

8. Indemnification.

(a) All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the consummation of the transactions contemplated hereby.

(b) Subject to the other terms and conditions of this Section 8, the Company shall defend, indemnify and hold harmless Purchaser, its affiliates and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements, arising from or relating to (i) any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement or any document to be delivered hereunder or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement or any document to be delivered hereunder.

(c) Subject to the other terms and conditions of this Section 8, Purchaser shall defend, indemnify and hold harmless the Company, its affiliates and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements, arising from or relating to (i) any inaccuracy in or breach of any of the representations or warranties of Purchaser contained in this Agreement or any document to be delivered hereunder or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Purchaser pursuant to this Agreement or any document to be delivered hereunder.

(d) Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”), but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Any such notice shall state the nature and the basis of such claim to the extent then known. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim, action, suit, proceeding or governmental investigation by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such claim, action, suit, proceeding or governmental investigation with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such claim, action, suit, proceeding or governmental investigation, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such claim, action, suit, proceeding or governmental investigation, the Indemnified Party may, but shall not be obligated to, defend against such claim, action, suit, proceeding or governmental investigation in such manner as it may deem appropriate, including settling such claim, action, suit, proceeding or governmental investigation, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any claim, action, suit, proceeding or governmental investigation without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

9. Confidentiality. This Agreement shall not impact the terms and provisions of that certain Confidentiality Agreement dated as of September 27, 2016, and such Confidentiality Agreement shall continue to be in full force and effect, pursuant to the terms and conditions thereof; provided, however, that Confidential Information (as such term is defined in such Confidentiality Agreement) only refers to information furnished by or on behalf of the Company prior to the Effective Date. Unless otherwise required by applicable Law or stock exchange requirements (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or described herein or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such announcement.

10. Waiver, Amendment. Neither this Agreement nor any provision hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing, signed by both parties (in the case of a modification) or, in all other cases, the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party.

12. Waiver of Jury Trial. THE PARTIES HERETO IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Purchased Shares by the undersigned (“Proceedings”), each party hereto irrevocably submits to the jurisdiction of the federal or state courts located in Harris County, Texas, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

15. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Tellurian Investments Inc. 1201 Louisiana Street, Suite 3100 Houston, Texas 77002 Attn: General Counsel E-mail: daniel.belhumeur@tellurianinvestments.com

with a copy (which shall not constitute notice) to:	Akin Gump Strauss Hauer & Feld LLP 1111 Louisiana Street, 44th Floor Houston, Texas 77002 Attn: John Goodgame E-mail: jgoodgame@akingump.com

If to Purchaser:	GE Oil & Gas, Inc. 4424 West Sam Houston Parkway North, Suite 100 Houston, Texas 77041 Attn: Victoria Lazar E-mail: victoria.lazar@ge.com

with a copy (which shall not constitute notice) to:	Sidley Austin LLP 1000 Louisiana Street, Suite 6000 Houston, Texas 77002 Attn: Cliff W. Vrielink E-mail: cvrielink@sidley.com

18. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the Company and Purchaser, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

20. Entire Agreement. The Transaction Documents and the Magellan Guaranty are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to in the Transaction Documents and the Magellan Guaranty, with respect to the rights granted by the Company or any of its affiliates or Purchaser or any of its affiliates. The Transaction Documents and the Magellan Guaranty supersede all prior agreements and understandings among the parties with respect to such subject matter.

21. No Recourse Against Others. All claims, obligations, liabilities or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with or relate in any manner to the Transaction Documents, or the negotiation, execution or performance of the Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the Company and Purchaser and any other Person expressly party thereto. No Person other than the Persons expressly party thereto, including no member, partner, stockholder, affiliate or representative thereof, nor any member, partner, stockholder, affiliate or representative of any of the foregoing, shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the Transaction Documents or based on, in respect of or by reason of the Transaction Documents or their negotiation, execution, performance or breach; and, to the maximum extent permitted by Law, each of the Company and its subsidiaries hereby waives and releases all such liabilities, claims, causes of action and obligations against any such third Person.

22. Certain Defined Terms. The following capitalized terms shall have the following definitions for purposes of this Agreement:

“Company Disclosure Schedule” means that certain disclosure letter from the Company to Purchaser dated the same date as this Agreement delivered concurrently with the execution and delivery of this Agreement.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Magellan Common Stock” means the common stock, par value $0.01 per share, of Magellan Petroleum.

“Magellan Guaranty” means that certain Guaranty and Support Agreement dated the date hereof between Magellan Petroleum and Purchaser.

“Magellan Preferred Stock” means the series B preferred stock, par value $0.01 per share, of Magellan Petroleum contemplated by the Magellan Guaranty.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Transaction Documents” means this Agreement, the Charter and any other agreement entered into connection herewith or therewith.

The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto (as well as the Company Disclosure Schedule) are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”

23. GE Equipment & Services. During the period in which decisions are being made as to which equipment and assets will be procured for the LNG liquefaction facility constituting part of the Driftwood LNG Project and excluding the Driftwood pipeline (the “Facility”), with respect to any turbine, compressor, or other related equipment and service that is manufactured, produced or provided by Purchaser or any of its affiliates, (i) to the extent that the procurement of such equipment or service for the Facility will be a decision of the Company, (a) the Company will consider purchasing such equipment or service from Purchaser or its affiliate and (b) if the Company decides not to purchase such equipment or service from Purchaser or its affiliate, Purchaser will have the right to a last look (where “last look” shall mean that Company will promptly provide Purchaser with a reasonable explanation of the grounds for its decision) and Purchaser will have the right to promptly resubmit one bid to provide such equipment and service for the Company to evaluate prior to the Company making a final decision on the procurement of such equipment and services and (ii) if the procurement of such equipment or service for the Facility is a decision of the Company’s contractor or its subcontractor, (a) the Company will consider recommending that such contractor or subcontractor purchase such equipment or service from Purchaser or its affiliate and (b) if the Company makes such a recommendation and the relevant contractor or subcontractor decides not to purchase such equipment or service from Purchaser or its affiliate, the Company will request that such contractor or subcontractor provide Purchaser with the right to a last look (where “last look” shall mean that such contractor or subcontractor will promptly provide Purchaser with a reasonable explanation of the grounds for its decision) and Company will request that such contractor or subcontractor provide Purchaser with the right to promptly resubmit one bid to provide such equipment and service for the Company and the contractor or subcontractor to evaluate prior to it making a final decision on the procurement of such equipment and services. This Section 22 shall terminate and be of no further force and effect from and after the tenth anniversary of the Effective Date.

24. Transaction Expenses. The Company and Purchaser will each pay for their own transaction expenses related to the Transaction Documents and the issuance of the Purchased Shares.

25. Certain Transactions. If at any time Charif Souki, Martin Houston or Meg Gentle sells, transfers or otherwise disposes of any Common Stock or any other equity security of Magellan Petroleum or the Company, then the Company will notify Purchaser of such transaction within four days of the Company’s knowledge of such sale, transfer or other disposition.

26. Certain Magellan Agreements. Contemporaneously with the execution and delivery of this Agreement, Magellan Petroleum has executed and delivered that certain Guaranty and Support Agreement dated as of the date hereof pursuant to which it has, among other things, contingent on the closing of the transactions contemplated by the Magellan Merger Agreement, guaranteed the performance of all obligations of the Company to the holders of Series A Preferred Stock of the Company. If the transactions contemplated by the Magellan Merger Agreement have closed, then promptly after such closing, the Company shall cause Magellan Petroleum to execute and deliver (and Purchaser will execute and deliver) a customary Registration Rights Agreement that includes, among other provisions, the terms set forth in Exhibit A.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been signed by the parties hereto on the date first written above.

COMPANY:

TELLURIAN INVESTMENTS INC.

By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	President and Chief Executive Officer

PURCHASER:

GE OIL & GAS, INC.

By:	/s/ Maria C. Borras
Name:	Maria C. Borras
Title:	Chief Commercial Officer

[Signature page to Series A Preferred Stock Purchase Agreement]

EXHIBIT A

Registration Rights Agreement Terms

As soon as practicable following receipt of a request from Purchaser, Magellan Petroleum shall use its reasonable best efforts to (i) file a registration statement registering the sales of common shares to be issued upon conversion or exchange of the preferred shares, (ii) have the registration statement declared effective within 180 days after filing with the SEC and (iii) maintain the effectiveness of the registration statement for a period of two years. Purchaser shall also have customary piggyback rights, other than in connection with an underwriting that is solely a new equity issuance by Magellan Petroleum.